Accounts receivable	6 Months Ended
Jun. 30, 2025
Receivables [Abstract]
Accounts receivable
6. Accounts receivable:

	June 30, 2025	December 31, 2024
Customer trade receivables	$2,916	$2,513
Holdback receivable	—	10,737
Other receivables	1,728	887
Due from related parties (note 14)	12,505	4,973
Allowance for expected credit losses	(569)	(372)
	$16,580	$18,738
In 2022, a holdback receivable was recorded as part of the sale of the Company's interest in Cummins Westport Inc. to Cummins Inc. ("Cummins"). The holdback was retained by Cummins for a term of three years to satisfy any extended warranty obligations in excess of the recorded extended warranty obligation. Unused amounts were repaid to the Company at the end of the three-year term. In March 2025, the Company collected $11,365 from Cummins related to the holdback receivable, including interest accrued.